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                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-F
                            POOL PROFILE (8/19/2002)

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                                                                       7/1 POOL                       TOLERANCE

                                                                ------------------------       ------------------------
AGGREGATE PRINCIPAL BALANCE                                          $300,000,000                         (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                                1-Sep-02                                 N/A
INTEREST RATE RANGE                                                      0 - 7.25                                 N/A
GROSS WAC                                                                  6.041%                       (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                               25 BPS
                                                                      OR 37.5 BPS

MASTER SERVICING FEE                                                      1.7 bps on Securitization only
WAM (in months)                                                               359                      (+/- 2 months)

WALTV                                                                         64%                       (maximum +3%)

CALIFORNIA PERCENT                                                            62%                       (maximum +3%)
SINGLE LARGEST ZIP CODE PERCENT                                                2%                      (maximum  +2%)

AVERAGE LOAN BALANCE                                                     $486,117                  (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                        $1,378,000                (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                                     9%                      (maximum  +3%)

PRIMARY RESIDENCE PERCENT                                                     98%                       (minimum -3%)

SINGLE FAMILY DETACHED PERCENT                                                95%                       (minimum -3%)

FULL DOCUMENTATION PERCENT                                                    65%                       (minimum -3%)

WA FICO                                                                       740                        (minimum -5)

UNINSURED > 80% LTV PERCENT                                                    0%                       (maximum +2%)

RELOCATION PERCENT                                                             7%                       (minimum -3%)

GROSS MARGIN                                                               2.750%                       (+ / - 5 bps)

GROSS LIFECAP                                                             11.054%                       (+ / - 5 bps)

WA MONTHS TO NEXT ROLL                                                         82                    (+ / - 2 months)

INTEREST ONLY PERCENT                                                         11%                      (maximum  +3%)


                  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-F
                               PRICING INFORMATION
                            POOL PROFILE (8/19/2002)

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

     COLLATERAL                                                All Mortgage Loans will Index off the One-Year CMT.
                                                          None of the Mortgage Loans have a convertibility feature.
                                  Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                              Each Mortgage Loan has a 5% or 6% Lifetime  Rate Cap.

     RATING AGENCIES                                                                             TBD by Wells Fargo

     PASS THRU RATE                                                              Net WAC or Ratio Stripped/Variable

     STRUCTURE                                                                TO CONFORM TO WFMBS 2001-34 or 2002-B
                                                                                              EXCEPT AS NOTED BELOW
                                                       (Call WF Structured Finance at the number below for details)

     AAA STRUCTURE DUE DATE                                                                                9-Sep-02        10:00 AM

     PRICING DATE                                                                                               TBD

     SETTLEMENT DATE                                                                                      26-Sep-02
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

     ASSUMED SUB LEVELS                                                              Rating Agency         AGG Level
     Levels and Rating Agencies for                                    AAA             Fitch/S&P             2.85%
     2002-F to be determined by                                         AA                S&P                1.45%
     Wells Fargo                                                         A                S&P                0.90%
                                                                       BBB                S&P                0.50%
                                                                        BB                S&P                0.35%
                                                                         B                S&P                0.15%


     NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-F STRUCTURE:
     1.7 BPS MASTER SERVICING FEE STRIP
     CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
     CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST
     DETEMINATION DATE FOR CALC'D CLASS A PP%

     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
     ------------------------------------------------



     WFMBS CONTACTS                                                 Brad Davis (301) 846-8009
                                                                    Gretchen Markley (301) 846-8356


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                            WFASC DENOMINATION POLICY
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                                                                                  MINIMUM             PHYSICAL          BOOK ENTRY
                                                                               DENOMINATION         CERTIFICATES       CERTIFICATES
TYPE AND DESCRIPTION OF CERTIFICATES                                               (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-
complex components (subject to reasonable prepayment support)                     $25,000            Allowed             Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000            Allowed             Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates                  $100,000            Standard          Upon Request

Notional and Nominal Face IO                                                       (2)               Standard          Upon Request

Residual Certificates                                                              (3)               Required          Not Allowed

All other types of Class A Certificates                                            (5)                 (5)                 (5)


CLASS B (Investment Grade)                                                       $100,000            Allowed             Allowed

CLASS B (Non-Investment Grade)                                                   $250,000            Required          Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.